UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 23, 2015

Date of earliest event reported: November 16, 2015

HYDROCARB ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53313	30-0420930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 375, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 970-1590
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 23, 2015, Hydrocarb Energy Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to disclose, among other things, its sale on November 17, 2015, of a $200,000 8% Short Term Cash Redeemable Note to Darling Capital, LLC (the “Darling Note”).  An incorrect and non-final version of the Darling Note was filed under Item 9.01 of the Original Form 8-K as Exhibit 10.2. This Amendment No. 1 to the Original Form 8-K amends Item 9.01 of the Original Form 8-K to include the correct version of Exhibit 10.2 and the correct version of the Darling Note as finalized, executed and approved by the Parties thereto.  Except as stated in this Explanatory Note, no other information contained in the Original Form 8-K is revised, updated or changed.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1(1)	Securities Purchase Agreement dated October 21, 2015, between Hydrocarb Energy Corporation and Darling Capital, LLC
10.2*	8% Short Term Cash Redeemable Note ($200,000), Due September 12, 2016, dated November 12, 2015, issued by Hydrocarb Energy Corporation to Darling Capital, LLC
10.3(1)	Side Letter Agreement dated November 12, 2015 between Darling Capital, LLC and Hydrocarb Energy Corporation
10.4(2)	Voting Agreement (August 25, 2015) between Kent P. Watts and S. Chris Herndon
10.5(2)	Voting Agreement (August 28, 2015) between Christopher Watts and S. Chris Herndon
10.6(1)	First Amendment to Voting Agreements (November 16, 2015) by and between S. Chris Herndon, Kent P. Watts and Christopher Watts

* Filed herewith.

(1) Filed as exhibits to the Original Form 8-K (File Number 000-53313).

(2) Filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2015 (File Number 000-53313).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 24, 2016	Hydrocarb Energy Corporation

/s/ Kent P. Watts
Kent P. Watts
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1(1)	Securities Purchase Agreement dated October 21, 2015, between Hydrocarb Energy Corporation and Darling Capital, LLC
10.2*	8% Short Term Cash Redeemable Note ($200,000), Due September 12, 2016, dated November 12, 2015, issued by Hydrocarb Energy Corporation to Darling Capital, LLC
10.3(1)	Side Letter Agreement dated November 12, 2015 between Darling Capital, LLC and Hydrocarb Energy Corporation
10.4(2)	Voting Agreement (August 25, 2015) between Kent P. Watts and S. Chris Herndon
10.5(2)	Voting Agreement (August 28, 2015) between Christopher Watts and S. Chris Herndon
10.6(1)	First Amendment to Voting Agreements (November 16, 2015) by and between S. Chris Herndon, Kent P. Watts and Christopher Watts

* Filed herewith.

(1) Filed as exhibits to the Original Form 8-K (File Number 000-53313).

(2) Filed as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2015 (File Number 000-53313).